                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a)
           OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                       TELEDYNE TECHNOLOGIES INCORPORATED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

Teledyne Technologies Incorporated
2049 Century Park East, Suite 1500
Los Angeles, CA 90067-3101
                                                    [TELEDYNE TECHNOLOGIES LOGO]

                                                                  March 15, 2001

Dear Stockholder:

     We are pleased to invite you to attend the 2001 Annual Meeting of Stockholders of Teledyne Technologies Incorporated. The meeting will be held on Wednesday, April 25, 2001, at the Century Plaza Hotel, 2025 Avenue of the Stars, Los Angeles, California 90067.

     This booklet includes the notice of meeting as well as the Company's Proxy Statement.

     Enclosed with this booklet are the following:

     - Proxy or voting instruction card (including instructions for telephone and Internet voting).

     - Proxy or voting instruction card return envelope (postage paid if mailed in the U.S.).

     A copy of the Company's 2000 Annual Report/Form 10-K is also included.

     Please read the Proxy Statement and vote your shares as soon as possible. We encourage you to take advantage of voting by telephone or Internet as explained on the enclosed proxy or voting instruction card. Or, you may vote by completing, signing and returning your proxy or voting instruction card in the enclosed postage-paid envelope. It is important that you vote, whether you own a few or many shares and whether or not you plan to attend the meeting.

     If you are a stockholder of record and plan to attend the meeting, please mark the "WILL ATTEND" box on your proxy card so that you will be included on our admittance list for the meeting.

     Thank you for your investment in our Company. We look forward to seeing you at the 2001 Annual Meeting.

Sincerely,

/s/ Robert Mehrabian

Robert Mehrabian
Chairman, President and
Chief Executive Officer

                                                    [TELEDYNE TECHNOLOGIES LOGO]

                       TELEDYNE TECHNOLOGIES INCORPORATED

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

MEETING DATE:    April 25, 2001
TIME:            9:00 a.m. Pacific Time
PLACE:           The Century Plaza Hotel
                 2025 Avenue of the Stars
                 Los Angeles, California 90067-4696
RECORD DATE:     March 5, 2001

AGENDA

     1) Election of a class of three directors for a three-year term;

     2) Ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for 2001; and

     3) Transaction of any other business properly brought before the meeting.

STOCKHOLDER LIST

     A list of stockholders entitled to vote will be available during business hours for 10 days prior to the meeting at the Company's executive offices, 2049 Century Park East, Suite 1500, Los Angeles, California 90067, for examination by any stockholder for any legally valid purpose.

ADMISSION TO THE MEETING

     Teledyne Technologies' stockholders or their authorized representatives by proxy may attend the meeting. If you are a stockholder of record and you plan to attend the meeting, please mark the "WILL ATTEND" box on your proxy card so that you will be included on our admittance list for the meeting. If your shares are held through an intermediary, such as a broker or a bank, you should present proof of your ownership at the meeting. Proof of ownership could include a proxy from your bank or broker or a copy of your account statement.

By Order of the Board of Directors,

/s/ John T. Kuelbs
John T. Kuelbs
Senior Vice President, General Counsel
and Secretary

March 15, 2001

                                PROXY STATEMENT
                               TABLE OF CONTENTS
                            ------------------------

                                                              PAGE
                                                              ----
Voting Procedures...........................................    2
Board Composition and Practices.............................    3
Item 1 on Proxy Card -- Election of Directors...............    4
Committees of our Board of Directors........................    7
Director Compensation.......................................    9
Item 2 on Proxy Card -- Ratification of Independent
  Auditors..................................................   10
  Audit and All Other Fees..................................   10
  Audit Committee Report....................................   11
Other Business..............................................   12
Stock Ownership Information.................................   12
  Section 16(a) Beneficial Ownership Reporting Compliance...   12
  Five Percent Owners of Common Stock.......................   12
  Stock Ownership of Management.............................   13
2000 Report on Executive Compensation.......................   14
  Compensation Committee Interlocks and Insider
     Participation..........................................   20
Executive Compensation......................................   21
  Summary Compensation Table................................   21
  Option Grants in Last Fiscal Year.........................   23
  Aggregate Option Exercises in Last Fiscal Year and Fiscal
     Year End Option Values.................................   24
  ATI Performance Share Program Awards......................   24
  TDY Performance Share Plan Awards.........................   25
  Pension Plan..............................................   25
  Employment/Change in Control Agreements...................   26
Certain Transactions........................................   28
Cumulative Total Stockholder Return.........................   30
Other Information...........................................   31
  Annual Report on Form 10-K................................   31
  2002 Annual Meeting and Stockholder Proposals.............   31
  Proxy Solicitation........................................   32
Annex A -- Audit Committee Charter

                            YOUR VOTE IS IMPORTANT!

     Please vote as soon as possible. You can help Teledyne Technologies reduce expenses by voting your shares by telephone or Internet. Your proxy card contains the instructions. Alternatively, complete, sign and date your proxy card and return it as soon as possible in the enclosed postage-paid envelope.

                                 DEFINED TERMS

     In this Proxy Statement, Teledyne Technologies Incorporated is sometimes referred to as the "Company", "Teledyne Technologies" or "TDY". References to "ATI" mean Allegheny Technologies Incorporated, formerly known as Allegheny Teledyne Incorporated, the company from which we were spun off on November 29, 1999.

                                PROXY STATEMENT
                    FOR 2001 ANNUAL MEETING OF STOCKHOLDERS

                               VOTING PROCEDURES

WHO MAY VOTE

     If you were a stockholder on the books of the Company at the close of business on March 5, 2001 you may vote at the Annual Meeting. On that day, there were 31,644,395 shares of our Common Stock outstanding and eligible to vote.

     Each share is entitled to one vote. In order to vote, you must either designate a proxy to vote on your behalf or attend the meeting and vote your shares in person. The Board of Directors requests your proxy so that your shares will count toward a quorum and be voted at the meeting.

METHODS OF VOTING

     All stockholders may transmit their proxy votes by mail. Stockholders of record can also vote by telephone or Internet. Stockholders who hold their shares through a bank or broker can vote by telephone or Internet if their bank or broker offers those options.

     - By Mail. Stockholders may complete, sign, date and return their proxy cards in the postage-paid envelope provided. If you sign, date and return your proxy card without indicating how you want to vote, your proxy will be voted as recommended by the Board of Directors.

     - By Telephone or Internet. Stockholders of record may vote by using the toll-free number or Internet website address listed on the proxy card. Participants who hold stock in Company employee benefit plans also may vote by telephone or Internet. Your proxy card contains a Control Number that will identify you as a stockholder when you vote by telephone or Internet. You may use the telephone and Internet procedures to vote your shares and to confirm that your votes were properly recorded. Please see your proxy card for specific instructions.

REVOKING YOUR PROXY

     You may change your mind and revoke your proxy at any time before it is voted at the meeting by:

     - sending a written notice to revoke your proxy to the Secretary of the Company;

     - transmitting a proxy at a later date than your prior proxy either by mail, telephone or Internet;

     - attending the Annual Meeting and voting in person or by proxy (except for shares held in the employee plans described below).

VOTING BY EMPLOYEE BENEFIT PLAN PARTICIPANTS

     Participants who hold Common Stock in the Company's defined contribution savings plan may tell the plan trustee how to vote the shares of Common Stock allocated to their accounts. You may either (1) sign and return the voting instruction card provided by the plan or (2) transmit your instructions by telephone or Internet. If you do not transmit instructions, your shares will not be voted by the plan trustee, except as otherwise required by law.

VOTING SHARES HELD BY BROKERS, BANKS AND OTHER NOMINEES

     If you hold your shares in a broker, bank or other nominee account, you are a "beneficial owner" of TDY Common Stock. In order to vote your shares, you must give voting instructions to your bank, broker or other intermediary who is the "nominee holder" of your shares. The Company asks brokers, banks and other nominee holders to obtain voting instructions from the beneficial owners of shares that are registered in the nominee's name. Proxies that are transmitted by nominee holders on behalf of beneficial owners will count toward a quorum and, except as otherwise provided below, will be voted as instructed by the nominee holder.

CONFIDENTIAL VOTING POLICY

     The Company maintains a policy of keeping stockholder votes confidential.

                        BOARD COMPOSITION AND PRACTICES

INFORMATION AND MEETINGS

     The Board of Directors directs the management of the business and affairs of the Company as provided in the Amended and Restated Bylaws of the Company and by the laws of the State of Delaware. Except for Robert Mehrabian, our Chairman, President and Chief Executive Officer, the Board is not involved in day-to-day operations. Members of the Board keep informed about the Company's business through discussions with the senior management and other officers and managers of the Company and its subsidiaries, by reviewing analyses and reports sent to them, and by participating in Board and committee meetings.

     In 2000, the Board of Directors held eight meetings and acted by unanimous written consent on three occasions. During 2000, all directors attended at least 75% of the aggregate number of Board and Board committee meetings for which they were responsible, except Diane C. Creel who attended 73% of the aggregate number of such meetings.

NUMBER OF DIRECTORS

     The Board of Directors determines the number of directors. The Board currently consists of eight members.

DIRECTOR TERMS

     The directors are divided into three classes and the directors in each class serve for a three-year term. The term of one class of directors expires each year at the Annual Meeting of Stockholders. The Board may fill a vacancy by electing a new director to the same class as the director being replaced. The Board may also create a new director position in any class and elect a director to hold the newly created position until the term of the class expires.

SPIN-OFF REQUIREMENTS

     In connection with our spin-off from ATI, we agreed (and our Amended and Restated Bylaws provide) that until our Annual Meeting of Stockholders in 2002, at least a majority of our Board of Directors must also be directors of ATI. Six of our eight directors are directors of ATI. Of our three nominees, only Paul S. Brentlinger is on ATI's board. Robert Mehrabian and Michael T. Smith are not on ATI's board.

                 ITEM 1 ON PROXY CARD -- ELECTION OF DIRECTORS

     The Board of Directors has nominated for election this year the class of three incumbent directors whose terms expire at the 2001 Annual Meeting. This nomination is in accordance with our Amended and Restated Bylaws and the Separation and Distribution Agreement that we entered into with ATI in connection with the spin-off.

     The three-year term of the class of directors nominated this year will expire at the 2004 Annual Meeting. On June 1, 2000, however, the Company adopted a retirement policy for directors. This policy generally requires directors to retire at the Annual Meeting following their 72nd birthday, with certain directors being subject to a "grandfather" provision. As a result of this policy, Mr. Brentlinger, who is currently up for re-election for a term expiring at the 2004 Annual Meeting, if elected, will step down at the 2002 Annual Meeting.

     The three individuals who receive the highest number of votes cast will be elected. Broker non-votes are not counted as votes cast.

     If you sign and return your proxy card, or vote by telephone or Internet, the individuals named as proxies will vote your shares for the election of the three named nominees, unless you provide other instructions. You may withhold authority for the proxies to vote your shares on any or all of the nominees by following the instructions on your proxy card or the instructions provided during your telephone or Internet voting. If a nominee becomes unable to serve, the proxies will vote for a Board-designated substitute or the Board may reduce the number of directors. The Board of Directors has no reason to believe that any nominee will be unable to serve.

     Background information about the nominees and continuing directors follows.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE THREE NOMINEES.

         NOMINEES -- TERMS EXPIRE AT THE 2004 ANNUAL MEETING (CLASS II)

Paul S. Brentlinger                            Paul S. Brentlinger is a Partner of
Partner, Morgenthaler Ventures                 Morgenthaler Ventures, a venture capital
Director since 1999                            group located in Cleveland, Ohio and Menlo
Age: 73                                        Park, California. He led Morgenthaler's
                                               investment in such companies such as
                                               Microchip Technology, Inc. and Dispatch
                                               Communications (now part of Nextel
                                               Communications, Inc.). Prior to joining
                                               Morgenthaler, he was Senior Vice
                                               President -- Finance of Harris
                                               Corporation, a manufacturer of
                                               communications equipment. Mr. Brentlinger
                                               is also a director of ATI. Mr. Brentlinger
                                               is a member of our Audit Committee.

Robert Mehrabian                               Robert Mehrabian is the Chairman,
Chairman, President and Chief Executive        President and Chief Executive Officer of
Officer of the Company                         TDY. He has been the President and Chief
Director since 1999                            Executive Officer of TDY since its
Age: 59                                        formation. He became Chairman of the Board
                                               on December 14, 2000. Prior to the
                                               spin-off, Dr. Mehrabian was the President
                                               and Chief Executive Officer of ATI's
                                               Aerospace and Electronics segment since
                                               July 1999 and had served ATI in various
                                               senior executive capacities since July
                                               1997. Before joining ATI, Dr. Mehrabian
                                               served as President of Carnegie Mellon
                                               University. He is also a director of
                                               Mellon Financial Corporation and PPG
                                               Industries, Inc.

Michael T. Smith                               Michael T. Smith is Chairman of the Board
Chairman of the Board and Chief Executive      and Chief Executive Officer of Hughes
Officer of Hughes Electronics                  Electronics Corporation. He was elected to
Corporation                                    those positions in October 1997. Mr. Smith
Age: 58                                        has been a director of TDY since January
                                               1, 2001. He is also a director of Alliant
                                               Techsystems Inc. and PanAmSat Corporation.
                                               Mr. Smith is a member of our Personnel and
                                               Compensation Committee and our Governance
                                               Committee.

    CONTINUING DIRECTORS -- TERMS EXPIRE AT 2002 ANNUAL MEETING (CLASS III)


Robert P. Bozzone                                Robert P. Bozzone became Chairman,
Chairman, President and Chief Executive          President and Chief Executive Officer of
Officer of Allegheny Technologies                ATI on December 6, 2000. Mr. Bozzone had
Incorporated                                     been Vice Chairman of the Board of ATI
Director since 1999                              since August 1996. He had served as Vice
Age: 67                                          Chairman of Allegheny Ludlum
                                                 Corporation, a subsidiary of ATI, since
                                                 August 1994 and previously was President
                                                 and Executive Officer of Allegheny
                                                 Ludlum. He is also a director of ATI,
                                                 Water Pik Technologies, Inc. and of DQE,
                                                 Inc., whose principal subsidiary is
                                                 Duquesne Light Company. Mr. Bozzone is a
                                                 member of our Audit Committee.

Frank V. Cahouet                                 Frank V. Cahouet served as the Chairman,
Retired Chairman and Chief Executive Officer     President and Chief Executive Officer of
of Mellon Financial Corporation                  Mellon Financial Corporation, a bank
Director since 1999                              holding company, and Mellon Bank, N.A.,
Age: 68                                          prior to his retirement on December 31,
                                                 1998. He is also a director of ATI,
                                                 Avery Dennison Corporation, Korn/Ferry
                                                 International and Saint-Gobain
                                                 Corporation. Mr. Cahouet is Chair of our
                                                 Audit Committee and a member of our
                                                 Governance Committee.

Charles J. Queenan, Jr.                          Charles J. Queenan, Jr. is Senior
Senior Counsel, Kirkpatrick & Lockhart LLP       Counsel to Kirkpatrick & Lockhart LLP,
Director since 1999                              attorneys-at-law. Prior to January 1996,
Age: 70                                          he was a partner of that firm. He is
                                                 also a director of ATI, Water Pik
                                                 Technologies, Inc. and Crane Co. Mr.
                                                 Queenan is Chair of our Personnel and
                                                 Compensation Committee.

     CONTINUING DIRECTORS -- TERMS EXPIRE AT 2003 ANNUAL MEETING (CLASS I)


Diane C. Creel                                   Diane C. Creel is Chief Executive
President and Chief Executive Officer of         Officer and President of Earth Tech, an
Earth Tech                                       international consulting engineering
Director since 1999                              firm. Ms. Creel is also a director of
Age: 52                                          ATI and The B.F. Goodrich Company and a
                                                 member of the Boards of the Corporations
                                                 and Trusts that comprise the Fixed
                                                 Income funds of the American Funds
                                                 Group. Ms. Creel is a member of our
                                                 Personnel and Compensation Committee and
                                                 our Governance Committee.

C. Fred Fetterolf                                C. Fred Fetterolf was President and
Retired President and Chief Operating Officer    Chief Operating Officer of Alcoa, Inc.
of Alcoa, Inc.                                   prior to his retirement in 1991. He is
Director since 1999                              also a director of ATI, Commonwealth
Age: 72                                          Industries, Dentsply International Inc.
                                                 and Union Carbide Corporation. Mr.
                                                 Fetterolf is Chair of our Governance
                                                 Committee and a member of our Personnel
                                                 and Compensation Committee.

                      COMMITTEES OF OUR BOARD OF DIRECTORS

     Our Board of Directors has established an Audit Committee, a Governance Committee and a Personnel and Compensation Committee. From time to time, our Board of Directors may establish other committees.

AUDIT COMMITTEE

     The members of the Audit Committee are:

       Frank V. Cahouet, Chair
       Robert P. Bozzone
       Paul S. Brentlinger

     The Audit Committee held five meetings in 2000.

     The primary responsibility of the Audit Committee is to assist the Board in monitoring the integrity of our financial statements and the independence of our external auditors. In carrying out its responsibility, the Audit Committee undertakes to do many things, including:

     - Making recommendations to the Board of Directors regarding the appointment of the independent auditor to audit the books, records and accounts of the Company.

     - Evaluating the performance of the independent auditor.

     - Receiving written periodic reports from the independent auditor delineating all relationships between the independent auditor and the Company.

     - Reviewing with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter.

     - Reviewing the Company's annual audited financial statements and the report thereon with the independent auditor and management prior to publication of such statements.

     - Reviewing with management and the independent auditor the Company's quarterly financial statements prior to the release of quarterly earnings.

     - Reviewing major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

     - Meeting periodically with management to review the Company's financial risk exposures and the steps management has taken to monitor and control such exposures.

     - Reviewing with the Company's General Counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

     The Audit Committee recently revised its charter. A copy of this revised charter is attached to this Proxy Statement as Annex A. The Audit Committee meets the size, independence and experience requirements of the New York Stock Exchange.

     The report of the Audit Committee is included under "Item 2 on Proxy Card -- Ratification of Independent Auditors."

GOVERNANCE COMMITTEE

     The members of the Governance Committee are:

       C. Fred Fetterolf, Chair
       Frank V. Cahouet
       Diane C. Creel
       Michael T. Smith

     The Governance Committee had two meetings in 2000.

     The Governance Committee undertakes to:

     - Make recommendations to the Board of Directors with respect to candidates for nomination as new Board members and with respect to incumbent directors for nomination as continuing board members.

     - Make recommendations to the Board of Directors concerning the memberships of committees of the Board and the Chairpersons of the respective committees.

     - Make recommendations to the Board of Directors with respect to the remuneration paid and benefits provided to members of the Board in connection with their service on the Board and its committees.

     - Administer our formal compensation programs for directors, including the Teledyne Technologies Incorporated 1999 Non-Employee Director Stock Compensation Plan.

     - Make recommendations to the Board of Directors concerning the composition, organization and operations of the Board of Directors, including the orientation of new members and the flow of information.

     - Evaluate Board tenure policies as well as policies covering the retirement or resignation of incumbent directors.

     The Governance Committee will consider stockholder recommendations for nominees for director. Any stockholders interested in suggesting a nominee should follow the procedures outlined in "Other Information -- 2002 Annual Meeting and Stockholder Proposals."

PERSONNEL AND COMPENSATION COMMITTEE

     The members of the Personnel and Compensation Committee are:

       Charles J. Queenan, Jr., Chair
       Diane C. Creel
       C. Fred Fetterolf
       Michael T. Smith

     The Personnel and Compensation Committee held five meetings in 2000 and acted by unanimous written consent on one occasion.

     The Personnel and Compensation Committee's principal responsibilities include:

     - Making recommendations to the Board of Directors concerning general executive management organizational matters.

     - Making recommendations to the Board of Directors concerning compensation and benefits for employees who are also our directors, consult with our Chief Executive Officer on compensation and benefit matters relating to other executive officers who are required to file reports under Section 16 of the Securities Exchange Act of 1934, as amended, and make recommendations to the Board of Directors concerning compensation policies and procedures relating to our executive officers.

     - Making recommendations to the Board of Directors concerning policy matters relating to employee benefits and employee benefit plans.

     - Administering our formal incentive compensation plans.

                             DIRECTOR COMPENSATION

     Directors who are not our employees are paid an annual retainer fee of $24,000. Directors are also paid $1,200 for each Board meeting and $1,000 for each committee meeting attended. Each non-employee chair of a committee is paid an annual fee of $2,500. Directors who are our employees do not receive any compensation for their services on our Board or its committees.

     The non-employee directors also participate in the Teledyne Technologies Incorporated 1999 Non-Employee Director Stock Compensation Plan, as amended (the "Director Stock Plan"). The purpose of the Director Stock Plan is to provide non-employee directors with an increased personal interest in our performance.

     Under the Director Stock Plan, options to purchase 2,000 shares of our Common Stock were granted to then non-employee directors on the date of our spin-off from ATI and at the conclusion of our 2000 Annual Meeting. Under the Director Stock Plan, from and after the 2001 Annual Meeting, options to purchase 4,000 shares of our Common Stock will be granted at the conclusion of each Annual Meeting of Stockholders. If a non-employee director first becomes a director on a date other than an Annual Meeting date, an option covering 2,000 shares of our Common Stock will be granted to such non-employee director on his or her first date of Board service. The purchase price of our Common Stock covered by these options is the fair market value of our Common Stock on the date the option is granted.

     The Director Stock Plan provides that each non-employee director will receive at least 25% of the annual retainer fee in the form of our Common Stock and/or options to acquire our Common Stock. Each director may elect a greater percentage (in 25% increments). A director may also elect to defer 25%, 50% or 75% of the annual retainer under our Executive Deferred Compensation Plan. Options granted under this part of the Director Stock Plan are intended to provide each electing director with options having an exercise value on the date of grant equal to the foregone fees; that is, the difference between the exercise price and the market price of the underlying shares of Common Stock on the date of grant is intended to be equal to the foregone fees.

     Effective in 2001, under the Director Stock Plan, directors may elect to have all of their meeting fees paid in all cash, all stock or all options.

                            ITEM 2 ON PROXY CARD --
                      RATIFICATION OF INDEPENDENT AUDITORS

     Ernst & Young LLP ("Ernst & Young") has served as independent auditors for the Company since the November 29, 1999 spin-off. Ernst & Young had served as independent auditors for ATI since August 15, 1996, when Allegheny Ludlum Corporation combined with Teledyne, Inc. Prior to the combination, it had served as independent auditors of Allegheny Ludlum Corporation since 1980. The Board of Directors believes that Ernst & Young is knowledgeable about the Company's operations and accounting practices and is well qualified to act in the capacity of independent auditors.

     The proposal to ratify the selection of Ernst & Young will be approved by the stockholders if it receives the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal. If you sign and return your proxy card, your shares will be voted (unless you indicate to the contrary) to ratify the selection of Ernst & Young as independent auditors for 2001. If you specifically abstain from voting on the proposal, your shares will, in effect, be voted against the proposal. Broker non-votes will not be counted as being entitled to vote on the proposal and will not affect the outcome of the vote. If the stockholders do not ratify the selection of Ernst & Young, the Board will reconsider the appointment of independent auditors. It is expected that representatives of Ernst & Young will be present at the meeting and will have an opportunity to make a statement and respond to appropriate questions.

                       THE BOARD OF DIRECTORS RECOMMENDS
                    A VOTE FOR RATIFICATION OF THE SELECTION
                          OF THE INDEPENDENT AUDITORS.

AUDIT AND ALL OTHER FEES

     Ernst & Young's fees for preparing our 2000 annual audit (including quarterly reviews) were $416,000.

     In 2000, Ernst & Young did not render services to the Company with respect to financial information systems design and implementation.

     Fees for audited-related services that Ernst & Young provided for us during 2000, which included services in respect of our underwritten public offering, totaled $357,000. Fees for all other nonaudit services totaled $402,000. Our Audit Committee has considered whether such services that Ernst & Young provides are compatible with maintaining Ernst & Young's independence as auditors.

AUDIT COMMITTEE REPORT

     The following report of the Audit Committee is included in accordance with the rules and regulations of the Securities and Exchange Commission. It is not incorporated by reference into any of the Company's registration statements under the Securities Act of 1933.

                           REPORT OF AUDIT COMMITTEE

     The following is the report of the Audit Committee with respect to the audited financial statements for the fiscal year ended December 31, 2000 (the "Financial Statements") of Teledyne Technologies Incorporated (the "Company").

     The responsibilities of the Audit Committee are set forth in the Audit Committee Charter, which has been adopted by the Board of Directors and is attached to this Proxy Statement as Annex A. The Audit Committee is comprised of three directors, all of whom meet the independence requirements under applicable provisions of the New York Stock Exchange listing standards.

     Management is responsible for the Company's internal controls and financial reporting process. Ernst & Young LLP ("Ernst & Young"), the Company's independent accountants, are responsible for performing an independent audit of the Company's Financial Statements. The Audit Committee reviewed and discussed the Company's Financial Statements with management and Ernst & Young, and discussed with Ernst & Young the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee has received from Ernst & Young appropriate disclosures regarding Ernst & Young's independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Financial Statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

     Submitted by the Audit Committee of the Board of Directors:

    Frank V. Cahouet, Chair
    Robert P. Bozzone
    Paul S. Brentlinger

February 21, 2001

                                 OTHER BUSINESS

     The Company knows of no business that may be presented for consideration at the meeting other than the two action items indicated in the Notice of Annual Meeting. If other matters are properly presented at the meeting, the persons designated as proxies in your proxy card may vote at their discretion.

     Following adjournment of the formal business meeting, Dr. Robert Mehrabian, Chairman, President and Chief Executive Officer of TDY, will address the meeting and will hold a general discussion period during which the stockholders will have an opportunity to ask questions about the Company and its business.

                          STOCK OWNERSHIP INFORMATION

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The rules of the Securities and Exchange Commission require that Teledyne Technologies disclose late filings of reports of stock ownership (and changes in stock ownership) by its directors and statutory insiders. To the best of the Company's knowledge, all of the filings for the Company's directors and statutory insiders were made on a timely basis in 2000.

FIVE PERCENT OWNERS OF COMMON STOCK

     The following table sets forth the number of shares of our Common Stock owned beneficially by each person known to us who owns beneficially more than five percent of our outstanding Common Stock. As of February 15, 2001, the Company had received notice that the individuals and entities listed in the following table are beneficial owners of five percent or more of TDY Common Stock.

     In general, "beneficial ownership" includes those shares a person has the power to vote or transfer, and options to acquire Common Stock that are exercisable currently or within 60 days.

                                                    NUMBER OF    PERCENT
       NAME AND ADDRESS OF BENEFICIAL OWNER          SHARES      OF CLASS
       ------------------------------------         ---------    --------
Firsthand Capital Management, Inc.(1).............  2,288,400      7.2%
125 South Market
San Jose, CA 95113
Richard P. Simmons(2).............................  2,281,471      7.2%
Birchmere
Quaker Hollow Road
Sewickley, PA 15143
Singleton Group LLC(3)............................  1,999,990      6.3%
335 North Maple Drive, Suite 177
Beverly Hills, CA 90210

-------------------------
1. Firsthand Capital Management, Inc., an investment adviser, and Kevin Michael Landis filed a joint Schedule 13G on February 14, 2001. Mr. Landis reported that he has sole voting and sole dispositive power of all 2,288,400 shares held by Firsthand Capital Management, Inc., as its control person, but disclaims beneficial ownership of all shares held by Firsthand Capital Management, Inc.

2. Mr. Simmons filed an amendment to his Schedule 13G on February 13, 2001. Mr. Simmons reports that he has the sole power to direct the voting and the disposition of 2,247,486 shares. Mr. Simmons disclaims beneficial ownership of 33,985 shares, shown in the table, that are owned by R.P. Simmons Family Foundation, a private charitable foundation with respect to which Mr. Simmons serves as trustee.

3. Singleton Group LLC, jointly with William W. Singleton, Carolyn W. Singleton and Donald E. Rugg, filed a Schedule 13G on April 19, 2000. Mr. Singleton, Mrs. Singleton and Mr. Rugg reported that they share voting and dispositive power with respect to 1,999,990 shares in their capacities as managers of Singleton Group LLC. Mr. Rugg reported that he owns an additional 45 shares of TDY Common Stock directly, with respect to which he has sole voting and dispositive power.

STOCK OWNERSHIP OF MANAGEMENT

     The following table shows the number of shares of Common Stock reported to the Company as beneficially owned by (i) each of our directors and named executive officers and (ii) all of our directors and executive officers as a group, in each case based upon the beneficial ownership of such persons of Common Stock as reported to us as of February 15, 2001, including shares as to which a right to acquire ownership exists (for example, through the exercise of stock options) within the meaning of Rule 13d-3(d)(1) under the Securities Exchange Act of 1934.

                                                    NUMBER OF    PERCENT OF
                 BENEFICIAL OWNER                    SHARES        CLASS
                 ----------------                   ---------    ----------
Robert Mehrabian..................................   248,841          *
Robert L. Naglieri................................         0          *
John T. Kuelbs....................................    40,972(1)       *
Nickolas L. Blauwiekel............................     6,667          *
Dale A. Schnittjer................................    44,188          *
Robert P. Bozzone.................................   761,697(1)     2.4%
Paul S. Brentlinger...............................    10,456(1)       *
Frank V. Cahouet..................................     8,195          *
Michael T. Smith..................................       403(2)       *
Diane C. Creel....................................     2,959          *
C. Fred Fetterolf.................................     6,608(1)       *
Charles J. Queenan, Jr. ..........................   107,985(1)       *
All directors and executive officers as a group
  (11 persons)(3).................................  1,232,304       3.9%

-------------------------
1. The amounts shown include shares to which beneficial ownership is disclaimed as follows: 2,000 shares owned by Mr. Kuelbs's wife; 34,285 shares owned by Mr. Bozzone's wife; 28 shares held by Mr. Brentlinger's wife; 371 shares owned by the Fetterolf Family Foundation; and 10,028 shares owned by Mr. Queenan's wife.

2. Excludes an aggregate of 163 shares of Common Stock paid under the Director Stock Plan for attending meetings of the Personnel and Compensation Committee and the Governance Committee on February 20, 2001 and a meeting of the Board of Directors on February 21, 2001.

3. Excludes Mr. Blauwiekel who is included as a named executive officer, but whose employment terminated on February 6, 2001.

                     2000 REPORT ON EXECUTIVE COMPENSATION

     This report on executive compensation is furnished by the Personnel and Compensation Committee (the "Committee") of the Board of Directors of Teledyne Technologies Incorporated ("TDY" or the "Company"). This report acknowledges the resignation of Nickolas L. Blauwiekel as Vice President, Human Resources of TDY, effective February 6, 2001. This report is not incorporated by reference into any of the Company's registration statements filed under the Securities Act of 1933.

     Effective November 29, 1999, the Company was spun-off from Allegheny Teledyne Incorporated, now known as Allegheny Technologies Incorporated ("ATI"). In connection with the spin-off, TDY's executive compensation program was established, having its genesis in the program established by ATI. Pursuant to the Employee Benefits Agreement dated November 29, 1999, between the Company and ATI executed in connection with the spin-off (the "Employee Benefits Agreement"), the Company was contractually required to take various actions with respect to certain executive benefit plans and programs. Since the spin-off, the Committee has approved various modifications to the Company's executive compensation program to enable the Company to be more competitive and aligned with high technology businesses and, thus, better assure attraction and retention of quality management. The Committee did not engage any outside executive compensation consultant with respect to TDY's current executive compensation program. In 2000, however, Watson Wyatt & Company and Hewitt Associates LLC each provided TDY with market executive pay and other data. The Committee also considered publicly available market and other data on executive compensation matters.

EXECUTIVE COMPENSATION PHILOSOPHY

     The Committee has determined that total compensation for TDY executives would be comprised of three general characteristics:

     - It will be competitive in the aggregate, using a set of business and labor market competitors (by industry segment, as appropriate) to gauge the competitive market place.

     - It will be performance oriented, with a substantial portion of the total compensation tied to internal and external measures of Company performance.

     - It will promote long-term careers at TDY.

     Consistent with these characteristics, the Committee adopted the following policy for base salaries, short-term incentives and long-term incentives.

     BASE SALARY. Base salary for all management positions will be at the unit's industry/ market median for comparable positions unless there are sound reasons, such as competitive factors, for varying significantly from industry medians. "Judgment" will always be the guiding factor in base salary determinations, as well as any other compensation issue. No system should be so rigid that it prevents the use of judgment.

     SHORT-TERM INCENTIVES. Annual Incentive Plan ("AIP") awards will allow for competitive cash compensation, based on the achievement of predefined performance measures, with up to 200 percent of the target award paid in the case of significant over-achievement. The majority of the award will be based on financial performance achievement, with a smaller portion tied to the achievement of pre-established individual goals. For 2000, 40 percent of the AIP award was tied to the achievement of predetermined levels of operating profit, 25 percent to the achievement of predetermined levels of revenue, 15 percent to the achievement of predetermined levels of managed working capital and 20 percent to the achievement of specific individual performance objectives. A discretionary adjustment of plus or minus 20 percent is allowed, though aggregate upward adjustments will not exceed 5 percent. All awards are paid from a pool equal to 7.5 percent of operating profit, subject to modification by the Committee. No AIP bonus will be earned unless operating profit is positive, after accruing for bonus payments, and operating profit is at least 75 percent of the operating plan, subject in each case to modification by the Committee.

     LONG-TERM INCENTIVES. Long-term incentives consist of three components:

     Stock options are to be awarded annually to all key employees who are nominated by management to receive an award and whose award is approved by the Committee. In practice, the amount of the award generally depends on the executive's salary grade and position.

     A three-year Performance Share Program ("PSP") opportunity, with a new "cycle" beginning every three years, is available to selected officers and key executives. The PSP provides grants of performance share units, which key Company officers and executives may earn if specified performance objectives are met over a three-year period. Forty percent of the PSP award is based on the achievement of specified levels of operating profit, 30 percent on the achievement of specified levels of revenue and 30 percent on the achievement of specified levels of return to shareholders. For the three-year aggregate return to shareholders performance measure, the S&P SmallCap 600 Index (in which TDY is included) is the benchmark. No awards are made if the three-year aggregate operating profit is less than 75 percent of target. A maximum of 200 percent for each component can be earned if 120 percent of the target is achieved. Awards are generally paid to the participants in three annual installments after the conclusion of the performance cycle so long as they remain employed by TDY (with exceptions for retirement, disability and death). If the units are earned, two-thirds will be paid in TDY Common Stock and one-third will be paid in cash.

     A Restricted Stock Award Program ("RSAP") opportunity has also been established for selected officers and key executives, which was approved and adopted by the Committee in 2000. The RSAP provides grants of "restricted stock" each calendar year to selected officers and key executives at an aggregate fair market value equal to 30 percent of each recipient's annual base salary as of the date of the grant, unless otherwise determined by the Committee. The restrictions are subject to both a time-based and performance-based component. In general, the "restricted period" for each grant of restricted stock extends from the date of the grant to the third anniversary of such date, with the restrictions lapsing on the third anniversary. However, if the Company fails to meet certain minimum performance goals for a multi-year performance cycle (typically three years) established by the Committee as applicable to a restricted stock award, then all of the restricted stock is forfeited. If the Company achieves the minimum established performance goals, but fails to attain an aggregate level of 100 percent of the targeted performance goals, then a portion of the restricted stock would be forfeited.

     A participant cannot transfer the restricted stock during the restricted period. In addition, during the restricted period, restricted stock will be forfeited upon a participant's termination of employment for any reason. However, if the participant dies, becomes disabled or retires prior to the expiration of the applicable performance cycle, the amount of the participant's restricted stock that is not subject to forfeiture at the end of the performance cycle will be pro-rated for the portion of the performance cycle completed by the participant prior to his death, disability or retirement and that amount will become vested at the end of the performance cycle. Upon expiration of the restricted period without a forfeiture, the Company will deliver to the recipient of restricted stock one or more stock certificates for the appropriate number of shares of Company common stock, as determined by the Committee based on achievement of the specified performance objectives. The RSAP replaces, and is the successor to, the Stock Acquisition and Retention Program established by ATI (the "ATI SARP"), which the Company assumed in part in connection with the spin-off.

2000 COMPENSATION

  SHORT-TERM INCENTIVES

     ANNUAL INCENTIVE PLAN. In 2000, awards under the AIP ranged from zero to 140 percent of the target incentives because the targets and levels of achievement varied by business unit. For 2000, 40 percent of the award was tied to the achievement of predetermined levels of operating profit, 25 percent to the achievement of predetermined levels of revenue, 15 percent to the achievement of predetermined levels of managed working capital and 20 percent to the achievement of specific individual performance objectives. The bonus column of the Summary Compensation Table contains the award for 2000 for each of the named executive officers.

  LONG-TERM INCENTIVES

     STOCK OPTIONS. The Company made one annual award of stock options at the beginning of 2000 under the Teledyne Technologies Incorporated 1999 Incentive Plan, as amended (the "1999 Incentive Plan"). In addition, during 2000, stock options were granted to Nickolas L. Blauwiekel (20,000 shares) and Robert J. Naglieri (20,000 shares) when they first joined TDY and were granted to selected other key employees, primarily as part of recruitment and retention initiatives.

     PERFORMANCE SHARE PROGRAM. The Company's first three-year "cycle" under the PSP commenced January 1, 2000. As described above, the PSP award is based on achievement of specified levels of operating profit, revenue, and return to shareholders during the three-year period. Of the named executive officers in the Summary Compensation Table, only Dr. Mehrabian, Mr. Naglieri, Mr. Kuelbs, and Mr. Schnittjer are participating in the PSP.

     In 2000, the Company made the first installment payment of awards under the shortened ATI Performance Share Program assumed in the spin-off by the Company under the Employee Benefits Agreement. An aggregate of 41,711 shares was issued to 19 participants. Of the named executive officers in the Summary Compensation Table, only Dr. Mehrabian (7,646 shares) and Mr. Schnittjer (1,807 shares) participated in this program.

     RESTRICTED STOCK AWARD PROGRAM. The Company granted restricted stock pursuant to the RSAP to selected officers and key executives. Each selected officer and key executive received a grant of restricted stock with an aggregate fair market value equal to 30 percent of his or her annual base salary as of the date of the grant. The performance period for such restricted stock grants ends December 31, 2002. In order for the recipients of grants to retain the restricted stock, the Company must achieve specified levels of operating profit, revenue, and return to shareholders. Under this program, an aggregate of 50,741 shares of restricted stock is currently issued and outstanding (excluding 3,576 shares forfeited by Mr. Blauwiekel as a result of the termination of his employment). Of the named executive officers in the Summary Compensation Table, only Dr. Mehrabian (9,619 restricted shares), Mr. Kuelbs (5,306 restricted shares), and Mr. Schnittjer (2,980 restricted shares) are participating in the RSAP with respect to the 2000 grant.

     ATI SARP. As a result of the spin-off, under the Employee Benefits Agreement, seven TDY executives who had purchased or designated shares of ATI stock under the ATI SARP received distributions of common stock of TDY and Water Pik Technologies, Inc. ("Water Pik") on the purchased or designated ATI shares. The shares that they received in the spin-off as well as the original shares continue to be held as collateral for loans for purchased shares, all of which were retained by ATI, until the loans are fully paid. Restricted shares issued under the ATI SARP were converted into shares of TDY Common Stock and continue to bear the restrictions set forth in the original ATI SARP. In 2000, the Committee took action to permit TDY executives who participated in the ATI SARP to use ATI and Water Pik shares that they had purchased under the ATI SARP to pay down loans for purchased shares, whether or not such shares had been held for five years as otherwise required by the ATI SARP. The Committee also released the transfer restrictions on ATI and Water Pik shares that TDY participants held as designated stock under the ATI SARP. Shares of TDY Common Stock that were purchased or designated under the ATI SARP continue to be held in accordance with the ATI SARP.

CHANGE IN CONTROL SEVERANCE AGREEMENTS

     After the spin-off, the Committee recommended and the Board of Directors approved Change in Control Severance Agreements for the named executive officers (other than Mr. Naglieri) and selected other key executives. Mr. Naglieri's Agreement was approved when he joined the Company in October 2000. In entering into the Agreements, the Committee desired to assure that TDY will have the continued dedication of certain executives and the availability of their advice and counsel, notwithstanding the possibility of a change in control, and to induce such executives to remain in the employ of the Company. The Committee believes that, should the possibility of a change in control arise, it imperative that TDY be able to receive and rely upon its executives' advice, if requested, as to the best interests of the Company and its stockholders without the concern that he or she might be distracted by the personal uncertainties and risks created by the possibility of a change in control. The Committee also considered arrangements offered to similarly situated executives of comparable companies. The Agreements have a three-year, automatically renewing term. The executive is entitled to severance benefits if (1) there is a change in control of the Company and (2) within three months before or 24 months after the change in control, either the Company terminates the executive's employment for reasons other than cause or the executive terminates the employment for good reason. "Severance benefits" consist of:

     - A cash payment equal to three times (in the case of Dr. Mehrabian and Messrs. Kuelbs and Naglieri and three other executives) or two times (in the case of Mr. Schnittjer and seven other executives) the sum of (i) the executive's highest annual base salary within the year preceding the change in control and (ii) the AIP bonus target for the year in which the change in control occurs or the year immediately preceding the change in control, whichever is higher.

     - A cash payment for the current AIP bonus based on the fraction of the year worked times the AIP target objectives at 120 percent (with payment of the prior year bonus if not yet paid).

     - Payment in cash for unpaid PSP awards, assuming applicable goals are met at 120 percent of performance.

     - Continued equivalent health and welfare (e.g., medical, dental, vision, life insurance and disability) benefits at TDY's expense for a period of 36 months after termination (with the executive bearing any portion of the cost the executive bore prior to the change in control); provided, however, such benefits would be discontinued to the extent the executive receives similar benefits from a subsequent employer.

     - Immediate vesting of all stock options, with options being exercisable for the full remaining term.

     - Removal of restrictions on restricted stock issued by the Company under any Stock Acquisition and Retention Program or any replacement plans (i.e. the Restricted Stock Award Program).

     - Full vesting under the Company's pension plans (within legal parameters).

     - Up to $25,000 reimbursement for actual professional outplacement services.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     EMPLOYMENT AGREEMENT. The Company and Robert Mehrabian, Chairman, President and Chief Executive Officer, are parties to an Employment Agreement dated as of December 21, 1999 (the "Employment Agreement"), which was recommended and approved by the Committee. The Employment Agreement provides that the Company shall employ him as the President and Chief Executive Officer and supplements his Change in Control Severance Agreement of the same date. The Employment Agreement terminates on December 31, 2001, but will automatically be extended annually unless either party gives the other written notice prior to October 31 of such term that it will not be extended.

     BASE SALARY AND BONUS. The Committee determined the 2000 compensation of Dr. Mehrabian in accordance with the general compensation philosophy described above. In setting Dr. Mehrabian's base salary at $565,000 for fiscal year 2000, the Committee considered base salaries of comparably situated executives, finding that Dr. Mehrabian's base salary was within the median range.

     Dr. Mehrabian received an award of $465,127 under the Annual Incentive Plan for 2000. In determining the AIP award to Dr. Mehrabian, the Committee acknowledged and commended the efforts and leadership of Dr. Mehrabian. The Committee recognized Dr. Mehrabian's leadership and perseverance in the timely and successful completion of the Company's spin-off required public offering. The Committee recognized Dr. Mehrabian's initiative and drive in developing the Company's vision and strategic growth plan, including the actions undertaken in the optoelectronics area to meet that plan, as well as the divestiture of the Cast Parts business. The Committee also reviewed the AIP award paid to Dr. Mehrabian by ATI and TDY in 1999 and 2000, respectively. In arriving at the award amount, the Committee considered Dr. Mehrabian's performance in light of the Company's performance against targeted levels of operating profit, revenue and management working capital. The Committee noted that:

     - the Company's operating profit was 76.98 percent of plan.

     - the Company's revenue was 96.61 percent of plan;

     - the Company's managed working capital was 94.56 percent of plan; and

     - Dr. Mehrabian had achieved 120 percent of his individual goals.

     STOCK OPTIONS. On January 25, 2000, the Committee awarded Dr. Mehrabian options to purchase 60,000 shares of the Company's common stock. As with other grants under the 1999 Incentive Plan on that date, Dr. Mehrabian's options have a per share exercise price of $9.67, are exercisable in one-third increments commencing on January 25, 2001, and have a 10-year term. The Committee authorized this grant to Dr. Mehrabian as a means of appropriately rewarding him in light of the Company's performance and his efforts and leadership of the Company.

     PERFORMANCE SHARE PROGRAM. As described above, Dr. Mehrabian participated in the PSP during fiscal year 2000. Compensation to be awarded under this plan will be determined based on Company performance through December 31, 2002, which is the end of the three-year performance period established under the PSP.

     RESTRICTED STOCK AWARD PROGRAM. As described above, Dr. Mehrabian participated in the RSAP during fiscal year 2000. The Company granted Dr. Mehrabian 9,619 shares of restricted common stock, which was equivalent to 30 percent of his annual base salary as of the date of the grant. The number of shares of common stock that Dr. Mehrabian will ultimately receive under this plan will be determined based on Company performance through December 31, 2002, which is the end of the three-year performance period for his restricted stock award established by the Committee.

     PENSION ARRANGEMENTS. The Employment Agreement provides Dr. Mehrabian with a non-qualified pension arrangement, continuing his agreement with ATI. The Company has agreed to pay Dr. Mehrabian following his retirement, as payments supplemental to any accrued pension under the Company's qualified pension plan, an annual amount equal to 50 percent of his base compensation as in effect at retirement. The number of years for which such annual amount shall be paid will be equal to the number of years of his service to TDY (including service to ATI), but not more than 10 years.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     Section 162(m) of the Internal Revenue Code imposes limits on tax deductions for annual compensation paid to a chief executive officer and other highly compensated officers unless the compensation qualifies as "performance-based" or is otherwise exempt under the law. The 1999 Incentive Plan is intended to meet the deductibility requirements of the regulations promulgated under Section 162(m). However, the Committee may determine in any year that it would be in the best interests of the Company for awards to be paid under the 1999 Incentive Plan that would not satisfy the requirements of Section 162(m).

     Submitted by the Personnel and Compensation Committee:

       Charles J. Queenan, Jr., Chair
       Diane C. Creel
       C. Fred Fetterolf
       Michael T. Smith

February 20, 2001

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No member of the Personnel and Compensation Committee of our Board of Directors is an officer or employee of the Company. Mr. Queenan serves as senior counsel to a law firm that provided services to the Company during 2000 and currently provides services to the Company. Mr. Queenan does not participate in the firm's earnings or profits. No other member of the Committee has a current or prior relationship, and no officer who is a statutory insider of the Company has a relationship to any other company, that is required to be described under the Securities and Exchange Commission rules relating to disclosure of executive compensation.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following Summary Compensation Table sets forth information about the compensation paid by TDY and, pre-spin-off, by ATI to our Chairman, President and Chief Executive Officer for fiscal 2000, 1999, and 1998. It also sets forth information about compensation paid to each of our officers who was required to file reports under Section 16 of the Securities Exchange Act of 1934 (the "named executive officers") for fiscal 2000.

     Dr. Mehrabian, our Chairman, President and Chief Executive Officer, is the only executive officer who was employed as an executive officer by ATI during fiscal 1998. Mr. Schnittjer became an executive officer of TDY in connection with the spin-off and has principally served as our Controller. Mr. Kuelbs joined ATI in October 1999 in anticipation of the spin-off, while Mr. Blauwiekel joined TDY post-spin-off in March 2000, and Mr. Naglieri joined TDY in October 2000. Mr. Blauwiekel resigned from his position with TDY in February 2001.

                                                                                         LONG-TERM
                                             ANNUAL COMPENSATION                        COMPENSATION
                                     ------------------------------------   ------------------------------------
                                                            OTHER ANNUAL    RESTRICTED
      NAME AND           FISCAL                             COMPENSATION      STOCK      OPTIONS        LTIP          ALL OTHER
 PRINCIPAL POSITION       YEAR       SALARY($)   BONUS($)      ($)(1)       AWARDS($)    (SHARES)    PAYOUTS($)    COMPENSATION($)
 ------------------   ------------   ---------   --------   -------------   ----------   --------   ------------   ---------------
Robert Mehrabian.....     2000        565,000    465,127            --       169,505(2)   60,000      109,843(3)       300,742(4)
Chairman, President       1999        408,334    450,000       359,508(5)    166,566(6)  300,000            0          740,421(7)
and Chief Executive       1998        370,833    501,120            --       170,991(6)   61,068(8)         0          226,492(9)
Officer

Robert J. Naglieri...     2000         75,000     29,589            --             0      20,000            0                0
Senior Vice President  (3 months)
and Chief Financial
Officer

John T. Kuelbs.......     2000        299,417    116,613       212,389(10)    93,502(2)   20,000            0            1,477(11)
Senior Vice
President,                1999         92,497     34,498            --             0      70,000            0                0
                         (2 1/2
General Counsel and     months)
Secretary

Dale A. Schnittjer...     2000        175,667     69,148            --        52,513(2)   10,000       25,956(3)         3,046(12)
Controller                1999        144,655     65,113            --             0           0            0           14,309(13)

Nickolas L.
Blauwiekel...........     2000        174,000     69,507       197,631(14)    63,016(2)   20,000            0            1,000(15)
Vice President,       (10 months)
Human Resources

-------------------------
 1. In accordance with applicable regulations, the amounts do not include perquisites and other personal benefits received by the named executive officers because the aggregate value of such benefits did not exceed the lesser of $50,000 or 10 percent of the total salary and bonus for the named executive officers.

 2. Represents the formula price ($17.621875) of TDY Common Stock on the award date of restricted stock under the Restricted Stock Award Program. On July 25, 2000, under the Restricted Stock Award Program, Dr. Mehrabian and Messrs. Kuelbs, Schnittjer and Blauwiekel received 9,619 shares, 5,306 shares, 2,980 shares and 3,576 shares, respectively. On December 31, 2000, based on the closing price of such shares at December 29, 2000, the restricted shares held by Dr. Mehrabian and Messrs. Kuelbs, Schnittjer and Blauwiekel were valued at $227,249, $125,354, $70,403 and $84,483, respectively. The restricted stock is subject to both time-based and performance-based components, which may trigger forfeiture of all or some of the restricted stock depending on the circumstances. In accordance with the Program, Mr. Blauwiekel's restricted shares were forfeited in connection with his termination of employment. While TDY currently does not intend to pay dividends on its Common Stock, holders of restricted shares would receive dividends if they were paid.

 3. Represents the first installment payment of awards under the shortened ATI Performance Share Program. Dr. Mehrabian received $36,967 and 7,646 shares of Common Stock. Mr. Schnittjer received $8,733 and 1,807 shares of Common Stock. On December 31, 2000, based on the closing price of such shares at December 29, 2000, such shares issued to Dr. Mehrabian and Mr. Schnittjer were valued at $108,637 and $42,690, respectively.

 4. Includes annual accruals for possible future payments to Dr. Mehrabian under his supplemental pension arrangement in the amount of $288,250 and the dollar value of the benefit to Dr. Mehrabian of company-paid premiums of split-dollar life insurance in the amount of $12,492.

 5. Includes one-time tax reimbursement of $353,658 relating to the ATI Stock Acquisition and Retention Program.

 6. Represents the closing market price on the award date of ATI restricted stock awarded to Dr. Mehrabian under the ATI Stock Acquisition and Retention Program. Such shares were converted into shares of TDY Common Stock in connection with the spin-off. ATI had paid dividends on the restricted shares. On December 31, 2000, the number of shares (and closing price of such shares, if unrestricted, based on December 29, 2000) held by Dr. Mehrabian under the Program were: 24,921 shares ($588,759). Prior to 1998, Dr. Mehrabian was not eligible to participate in the Program.

 7. Includes annual accruals for possible future payments to Dr. Mehrabian under the ATI Supplemental Pension Plan in the amount of $314,846, company contributions pursuant to the retirement portion of the ATI Retirement Savings Plan in the amount of $10,400, company contributions to the ATI Benefit Restoration Plan in the amount of $46,006, the dollar value of the benefit to Dr. Mehrabian of company-paid premiums of split-dollar life insurance in the amount of $11,960 and one-time non-cash imputed income of $357,212 arising in connection with the ATI Stock Acquisition and Retention Program.

 8. Reflects options granted under ATI's Incentive Plan as converted into options to purchase shares of TDY Common Stock in connection with the spin-off. Does not include options awarded to Dr. Mehrabian in 1998 under ATI's Non-Employee Director Stock Compensation Plan for his service as a director of ATI before becoming an employee of ATI.

 9. Includes annual accruals for possible future payments to Dr. Mehrabian under the ATI Supplemental Pension Plan in the amount of $182,068, company contributions pursuant to the retirement portion of the ATI Retirement Savings Plan in the amount of $10,920, company contributions to the ATI Benefit Restoration Plan in the amount of $24,104, and the dollar value of the benefit to Dr. Mehrabian of the remainder of company-paid premiums for split-dollar life insurance in the amount of $9,400.

10. Includes one-time relocation expenses of $206,487 (which includes tax reimbursement of $62,089) and $5,902 in respect of a leased company car.

11. Includes $1,000 in company contributions pursuant to the Teledyne Technologies Incorporated 401(k) Plan and $477 in respect of a death benefit under the Teledyne Technologies Incorporated Executive Deferred Compensation Plan.

12. Includes $1,000 in company contributions pursuant to the Teledyne Technologies Incorporated 401(k) Plan, $1,200 in respect of the employer matching contribution under The Stock Advantage Plan (Employee Stock Purchase Plan) and $846 in respect of a death benefit under the Teledyne Technologies Incorporated Executive Deferred Compensation Plan.

13. Includes company contributions pursuant to the retirement portion of the ATI Retirement Savings Plan of $10,400 and company contributions to the ATI Benefit Restoration Plan in the amount of $2,937.

14. Includes one-time relocation expenses of $194,688 (which includes tax reimbursement of $57,138) and $2,943 in respect of a leased company car.

15. Represents $1,000 in company contributions pursuant to the Teledyne Technologies Incorporated 401(k) Plan.

OPTION GRANTS IN LAST FISCAL YEAR

     Shown below is information on grants to the named executive officers of options to purchase TDY Common Stock pursuant to the 1999 Incentive Plan during the year ended December 31, 2000. These grants are reflected in the Summary Compensation Table.

                                                                                                 POTENTIAL
                                                                                             REALIZABLE VALUE
                                      INDIVIDUAL GRANTS                                      AT ASSUMED RATES
                                ------------------------------                                OF STOCK PRICE
                                                   % OF TOTAL                                APPRECIATION FOR
                                   NUMBER OF        OPTIONS                                   OPTION TERM(1)
                                  SECURITIES       GRANTED TO    EXERCISE OR                 -----------------
                                  UNDERLYING      EMPLOYEES IN   BASE PRICE    EXPIRATION      5%        10%
             NAME               OPTIONS GRANTED   FISCAL YEAR     ($/SHARE)       DATE          $         $
             ----               ---------------   ------------   -----------   ----------    -------   -------
Robert Mehrabian..............      60,000            9.4          $ 9.67       1/25/2010    364,885   924,689
Robert J. Naglieri............      20,000            3.1          $24.88      10/03/2010    312,937   793,046
John T. Kuelbs................      20,000            3.1          $ 9.67       1/25/2010    121,628   308,230
Dale A. Schnittjer............      10,000            1.6          $ 9.67       1/25/2010     60,814   154,115
Nickolas L. Blauwiekel........      20,000            3.1          $ 8.81        3/9/2010(2) 110,811   280,817

-------------------------
1. No gain to the optionee is possible without stock price appreciation, which will benefit all stockholders commensurately. The assumed "potential realizable values" are mathematically derived from certain prescribed rates of stock price appreciation. The actual value of these option grants depends on the future performance of TDY Common Stock and overall stock market condition. There is no assurance that the values reflected in this table will be realized.

2. Due to Mr. Blauwiekel's resignation in February 2001, 6,667 of the shares underlying his options could be exercised though March 8, 2001. The remainder of his options expired on February 6, 2001. Mr. Blauwiekel exercised his options with respect to all 6,667 shares on February 20, 2001.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

     As shown in the table below, no options were exercised by the named executive officers during 2000.

                                                              NUMBER OF SHARES
                                                           UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                                SHARES                           OPTIONS AT            IN-THE-MONEY OPTIONS AT
                              ACQUIRED ON      VALUE         FISCAL YEAR END(#)         FISCAL YEAR END($)(2)
            NAME              EXERCISE(#)   REALIZED($)   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
            ----              -----------   -----------   -------------------------   -------------------------
Robert Mehrabian(1).........       0             0             153,936/280,356             1,797,316/3,622,655
Robert L. Naglieri..........       0             0                   0/20,000                      0/*
John T. Kuelbs..............       0             0               7,000/83,000                 94,701/1,108,286
Dale A. Schnittjer..........       0             0              29,961/17,634                318,174/183,859
Nickolas L. Blauwiekel......       0             0                   0/20,000                      0/273,175

-------------------------
1. Includes options to purchase shares of TDY Common Stock converted from options to purchase ATI common stock in connection with the spin-off under the Employee Benefits Agreement, which included options granted to Dr. Mehrabian under ATI's Non-Employee Director Stock Compensation Plan with respect to his service as a non-employee director of ATI.

2. The "value of unexercised in-the-money options" is calculated by subtracting the exercise price per share from $22 15/32, which was the average of the high and low sale prices of a share of TDY Common Stock on the New York Stock Exchange on December 29, 2000. The "*" denotes that the relevant options were "out-of-the-money" at December 29, 2000, meaning the exercise price per share was greater than $22 15/32.

ATI PERFORMANCE SHARE PROGRAM AWARDS

     The following table sets forth information about awards for the three-year award period made in 1998 under the ATI Performance Share Program, which, as a result of the spin-off, and in accordance with the Employee Benefits Agreement, was terminated and the award period shortened to cover the two-year period of January 1, 1998 through December 31, 1999. The amounts included in the Estimated Future Payouts columns represent the potential payment of TDY Common Stock and cash to the named executive officers depending on whether they remain employed by TDY (with exceptions for retirement, death and disability). The 2000 and 2001 payouts have been made.

                                                                          ESTIMATED FUTURE PAYOUTS UNDER
                         NUMBER OF                                          NON-STOCK PRICE-BASED PLANS
                          SHARES,             PERFORMANCE            -----------------------------------------
                         UNITS OR           OR OTHER PERIOD             2000           2001           2002
                           OTHER           UNTIL MATURATION            PAYOUT         PAYOUT         PAYOUT
         NAME            RIGHTS(#)             OR PAYOUT              ($ OR #)       ($ OR #)       ($ OR #)
         ----            ---------    ---------------------------    -----------    -----------    -----------
Robert Mehrabian.......      *        1998 - 1999 award period        7,646 shs.     7,646 shs.     7,645 shs.
                                      (2000 - 2002 payout period)    $    36,967    $    36,966    $    36,966
Dale A. Schnittjer.....      *        1998 - 1999 award period        1,807 shs.     1,806 shs.     1,806 shs.
                                      (2000 - 2002 payout period)    $     8,733    $     8,733    $     8,732

-------------------------
* The amount of the award is based on base salary at the beginning of the award period. Two-thirds of the award is to be paid in TDY Common Stock, with the number of shares based on a price of $9.67. One-third of the award is to be paid in cash.

TDY PERFORMANCE SHARE PLAN AWARDS

     The following table sets forth estimated future payouts in the 2003 to 2005 payout period of TDY Common Stock and cash to the named executive officers (other than Mr. Blauwiekel) under the Performance Share Plan. The amounts included in the Estimated Future Payout columns represent the potential payments of Common Stock and cash depending on the level of achievement (i.e., threshold, target or maximum) of the performance goals for the three-year (2000 - 2002) award period. The named executive officers will not receive any payment of Common Stock or cash if TDY and/or the designated business unit do not achieve the threshold level of performance objectives during the award period. Due to Mr. Blauwiekel's resignation, Mr. Blauwiekel will not receive any payments under this plan.

                       NUMBER OF                                           ESTIMATED FUTURE PAYOUTS UNDER
                        SHARES,             PERFORMANCE                     NON-STOCK PRICE-BASED PLANS
                       UNITS OR           OR OTHER PERIOD          ----------------------------------------------
                         OTHER           UNTIL MATURATION           THRESHOLD         TARGET           MAXIMUM
        NAME           RIGHTS(#)             OR PAYOUT               ($ OR #)        ($ OR #)         ($ OR #)
        ----           ---------    ---------------------------    ------------    -------------    -------------
Robert Mehrabian.....      *        2000 - 2002 award period        12,940 shs.      51,760 shs.     103,520 shs.
                                    (2003 - 2005 payout period)    $     62,500    $     250,000    $     500,000
Robert J. Naglieri...      *        2000 - 2002 award period         4,852 shs.      19,410 shs.      38,820 shs.
                                    (2003 - 2005 payout period)    $     23,438    $      93,750    $     187,500
John T. Kuelbs.......      *        2000 - 2002 award period         5,931 shs.      23,723 shs.      47,447 shs.
                                    (2003 - 2005 payout period)    $     28,646    $     114,583    $     229,167
Dale A. Schnittjer...      *        2000 - 2002 award period         2,847 shs.      11,387 shs.      22,774 shs.
                                    (2003 - 2005 payout period)    $     13,750    $      55,000    $     110,000

-------------------------
* The amount of the award is based on the base salary at the beginning of the award period. Two-thirds award is to be paid in TDY Common Stock, with the number of shares based on the average of the high and low sale prices of a share of Common Stock on the New York Stock Exchange on the date the award was approved (July 25, 2000). One-third of the award is paid in cash. Mr. Naglieri's amounts have been adjusted to reflect his joining the Company in October 2000, partway into the award period.

PENSION PLAN

     In connection with the spin-off, we adopted the Teledyne Technologies Incorporated Pension Plan on terms substantially similar to the parts of the ATI Pension Plan applicable to all of our employees, both active and inactive at our operations which perform government contract work and for our active employees at our operations which do not perform government contract work. The annual benefits payable under these parts of the pension plans to participating salaried employees retiring at or after age 65 is calculated under a formula which takes into account the participant's compensation and years of service. The Internal Revenue Code limits the amounts payable to participants under a qualified pension plan. We have also adopted a Benefit Restoration Plan, which is designed to restore benefits which would be payable under the pension plan provisions but for the limits imposed by the Internal Revenue Code, to the levels calculated pursuant to the formulas contained in the pension plan provisions.

     The following table illustrates the approximate annual pension that may become payable to a Teledyne Technologies employee in the higher salary classifications under our regular and supplemental pension plans.

                          ESTIMATED ANNUAL PENSIONS(1)

    AVERAGE ANNUAL PAY IN HIGHEST             YEARS OF SERVICE(3)
        60 MONTHS OF LAST 120           --------------------------------
       MONTHS OF EMPLOYMENT(2)             15          20          30
--------------------------------------  --------    --------    --------
         $  200,000...................  $ 46,078    $ 61,437    $ 92,156
            300,000...................    70,828      94,437     141,656
            400,000...................    95,578     127,437     191,156
            500,000...................   120,328     160,437     240,656
            600,000...................   145,078     193,437     290,156
            700,000...................   169,828     226,437     339,656
            800,000...................   194,578     259,437     389,156
          1,000,000...................   244,078     325,437     488,156
          1,200,000...................   293,578     391,437     587,156
          1,400,000...................   343,078     457,437     686,156
          1,600,000...................   392,578     523,437     785,156
          1,800,000...................   442,078     589,437     884,156

-------------------------
1. The estimated amounts assume retirement at age 65 (normal retirement age) with a straight-life annuity without reduction for a survivor annuity or for optional benefits. They are not subject to reduction for Social Security benefits.

2. For the period through December 31, 1994, for TDY employees who are in the higher salary classifications, compensation for the purposes of the plan was limited to an individual's base salary. Thereafter, plan compensation for those employees includes base salary and up to five annual incentive payments received on and after January 1, 1995.

3. The maximum amount of service credited under the pension provisions applicable to our employees is 30 years of credited service, with some exceptions.

EMPLOYMENT/CHANGE IN CONTROL AGREEMENTS

     The Company has an Employment Agreement with Dr. Mehrabian, which provides that the Company shall employ him as the President and Chief Executive Officer. The agreement terminates on December 31, 2001, but will be extended annually unless either party gives the other written notice prior to October 31 of each year of such term that it will not be extended. Dr. Mehrabian has a base salary of $565,000 for 2001. The agreement provides that Dr. Mehrabian is entitled to participate in Teledyne Technologies' annual incentive bonus plan and other executive compensation and benefit programs. The agreement provides Dr. Mehrabian with a non-qualified pension arrangement, under which the Company will pay Dr. Mehrabian following his retirement, as payments supplemental to any accrued pension under our qualified pension plan, an amount equal to 50 percent of his base compensation as in effect at retirement. The number of years for which such annual amount shall be paid will be equal to the number of years of his service to TDY (including service to ATI), but not more than 10 years.

     The Company has Change in Control Severance Agreements with Dr. Mehrabian, Messrs. Naglieri, Kuelbs and Schnittjer and ten other current key employees. The agreements have a three-year, automatically renewing term. Under the agreements, the executive is entitled to severance benefits if (1) there is a change in control of the Company and (2) within three months before or 24 months after the change in control, either the Company terminates the executive's employment for reasons other than for cause or the executive terminates the employment for good reason. "Severance benefits" consist of:

     - A cash payment equal to three times (in the case of Dr. Mehrabian, Messrs. Naglieri and Kuelbs and three other executives) or two times (in the case of Mr. Schnittjer and seven other executives) the sum of (i) the executive's highest annual base salary within the year preceding the change in control and (ii) the Annual Incentive Plan ("AIP") bonus target for the year in which the change in control occurs or the year immediately preceding the change in control, whichever is higher.

     - A cash payment for the current AIP bonus based on the fraction of the year worked times the AIP target objectives at 120 percent (with payment of the prior year bonus if not yet paid).

     - Payment in cash for unpaid Performance Share Plan awards, assuming applicable goals are met at 120 percent of performance.

     - Continued equivalent health and welfare (e.g., medical, dental, vision, life insurance and disability) benefits at TDY's expense for a period of 36 months after termination (with the executive bearing any portion of the cost the executive bore prior to the change in control); provided, however, such benefits would be discontinued to the extent the executive receives similar benefits from a subsequent employer.

     - Immediate vesting of all stock options, with options being exercisable for the full remaining term.

     - Removal of restrictions on restricted stock issued by the Company under any Stock Acquisition and Retention Program or any replacement plans (i.e. the Restricted Stock Award Program).

     - Full vesting under the Company's pension plans (within legal parameters).

     - Up to $25,000 reimbursement for actual professional outplacement services.

     In connection with Mr. Blauwiekel's resignation in February 2001, the Company agreed to pay him a cash severance equal to five months of Mr. Blauwiekel's salary, an amount representing his annual incentive payment for 2000, and an additional lump sum cash payment of $25,000 and to accelerate the vesting of a portion of his stock options along with granting him other customary severance benefits. In exchange, Mr. Blauwiekel agreed to waive and release the Company from any and all claims against TDY including any claims under the Federal Age Discrimination and Employment Act of 1967.

                              CERTAIN TRANSACTIONS

SPIN-OFF AGREEMENTS

     We entered into several agreements with ATI in connection with the spin-off under which we have continuing obligations, some of which are described below and elsewhere in this Proxy Statement. These agreements are being described because six of our eight directors are also directors of ATI.

     SEPARATION AND DISTRIBUTION AGREEMENT. The Separation and Distribution Agreement provided for the principal corporate transactions required to effect the separation of our businesses from ATI, the spin-off and certain other matters governing the relationship among us following the spin-off. The agreement required that we initiate a public offering of our Common Stock within eight months following the spin-off and complete the public offering within one year following the spin-off. While we successfully and timely completed our required public offering in the third quarter of 2000, we must continue to satisfy the requirements, including using the approximately $84.0 million in net proceeds in the manner contemplated by the tax-ruling issued by the Internal Revenue Service. In addition, the Separation and Distribution Agreement provides that until the third Annual Meeting of our stockholders held following the spin-off, at least a majority of our directors will also be members of the Board of Directors of ATI.

     EMPLOYEE BENEFITS AGREEMENT. The Employee Benefit Agreement contains various agreements between ATI and us concerning employees, pension and employee benefit plans and other compensation arrangements for current and former employees of our businesses.

     Under the terms of the ATI Stock Acquisition and Retention Program, Dr. Robert Mehrabian had delivered promissory notes, payable to ATI, as payment for the purchase price of ATI common stock purchased under the program. Under the Employee Benefits Agreement, notwithstanding the conversion of the restricted ATI shares into restricted TDY Common Stock, the loans evidenced by the promissory notes remain payable to ATI. As of December 31, 2000, Dr. Mehrabian was indebted to ATI under this program in the amount of $412,200.29.

     TAX SHARING AND INDEMNIFICATION AGREEMENT. The Tax Sharing and Indemnification Agreement allocates certain federal, state, local and foreign tax responsibilities and liabilities between ATI and us. This agreement provides that we will indemnify ATI and its directors, officers, employees, agents and representatives for any taxes imposed on, or other amounts paid by, them, or ATI's stockholders, if we take actions or fail to take actions that result in the spin-off not qualifying as a tax-free distribution.

     INTERIM SERVICES AGREEMENT. Under the Interim Services Agreement, ATI provided us with transitional administration and support services during 2000. The Interim Services Agreement provides that we pay ATI a fee approximating ATI's cost for such services plus 10 percent. Except for some minor assistance, the provision of services by ATI under this agreement is essentially done.

     TRADEMARK LICENSE AGREEMENT. Pursuant to the Trademark License Agreement, an affiliate of ATI granted us an exclusive license to use the "Teledyne" name and related logos, symbols and marks in connection with our operations. The annual fee is $100,000 for this license and on November 24, 2004, we have an option to purchase all rights and interests in the Teledyne marks for $412,000.

OTHER RELATIONSHIPS

     KIRKPATRICK & LOCKHART LLP. We retained the law firm of Kirkpatrick & Lockhart LLP to perform services for the Company during 2000, and expect additional services to continue in 2001. Charles J. Queenan, Jr., a member of the Company's Board of Directors, is Senior Counsel to that law firm. See "2000 Report on Executive Compensation - Compensation Committee Interlocks and Insider Participation."

     MELLON BANK. Dr. Mehrabian is a director of Mellon Financial Corporation. Mr. Cahouet had served as Chairman, President and Chief Executive Officer of Mellon Financial Corporation and Mellon Bank, N.A., having retired on December 31, 1998. Mr. Cahouet ceased being a director of Mellon Financial Corporation on April 18, 2000. We maintain various arms-length banking relationships with Mellon Bank, N.A. Mellon Bank, N.A. is one of nine lenders under our $200 million credit facility, having committed to lend up to $33,750,000 under the facility. Mellon Bank, N.A. also serves as trustee under the Teledyne Technologies Incorporated Pension Plan. Mellon Investor Services LLC serves as our transfer agent and registrar. Notwithstanding these relationships, our Board of Directors has determined that Mr. Cahouet is "independent," within the meaning of the rules of the New York Stock Exchange, to serve on the Audit Committee of the Board of Directors.

                      CUMULATIVE TOTAL STOCKHOLDER RETURN

     The graph set forth below shows the cumulative total stockholder return (i.e., price change plus reinvestment of dividends) on the Common Stock from November 30, 1999, the first day of "regular way" trading in the Common Stock following the spin-off through December 31, 2000, as compared to the Standard & Poor's 500 Composite Index, the Standard & Poor's SmallCap 600 Index and the Dow Jones Aerospace & Defense Index. The graph assumes that $100 was invested on November 30, 1999.

     In accordance with the rules of the Securities and Exchange Commission, this presentation is not incorporated by reference into any of the Company's registration statements under the Securities Act of 1933.
[PERFORMANCE GRAPH]

                                                                                                             DOW JONES AEROSPACE
                                       TELEDYNE TECHNOLOGIES         S&P 500           S&P SMALL CAP 600          & DEFENSE
                                       ---------------------         -------           -----------------     -------------------
11/30/99                                        100                    100                    100                    100
12/31/99                                        102                    104                    108                    103
12/31/00                                        255                     95                    120                    143

                               OTHER INFORMATION

ANNUAL REPORT ON FORM 10-K

     Copies of the Company's Annual Report on Form 10-K, without exhibits, can be obtained without charge from the Senior Vice President, General Counsel and Secretary, at Teledyne Technologies Incorporated, 2049 Century Park East, Suite 1500, Los Angeles, CA 90067, or (310) 551-4302.

2002 ANNUAL MEETING AND STOCKHOLDER PROPOSALS

     Under Rule 14a-8 of the Securities and Exchange Commission, proposals of stockholders intended to be presented at the 2002 Annual Meeting of Stockholders must be received no later than November 15, 2001 for inclusion in the proxy statement and proxy card for that meeting. In addition, the Company's Restated Certificate of Incorporation provides that in order for nominations or other business to be properly brought before an Annual Meeting by a stockholder, the stockholder must give timely notice thereof in writing to the Corporate Secretary. To be timely, a stockholder's notice must be delivered to the Secretary not less than 75 days and not more than 90 days prior to the first anniversary of the preceding year's Annual Meeting which, in the case of the 2002 Annual Meeting of Stockholders, would be no earlier than January 25, 2002 and no later than February 9, 2002. If, however, the date of the Annual Meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, to be timely, notice by the stockholder must be so delivered not earlier than the 90th day prior to such Annual Meeting and not later than the later of the 60th day prior to such Annual Meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. The Company's Restated Certificate of Incorporation also requires that such notice contain certain additional information. Copies of the Restated Certificate of Incorporation can be obtained without charge from the Senior Vice President, General Counsel and Secretary.

PROXY SOLICITATION

     The Company pays the cost of preparing, assembling and mailing this proxy-soliciting material. We will reimburse banks, brokers and other nominee holders for reasonable expenses they incur in sending these proxy materials to our beneficial stockholders whose stock is registered in the nominee's name.

     The Company has engaged Mellon Investor Services LLC to help solicit proxies from brokers, banks and other nominee holders of the Common Stock at a cost of $6,500, plus expenses. Our employees may also solicit proxies for no additional compensation.

By Order of the Board of Directors,

/s/ JOHN T. KUELBS
John T. Kuelbs
Senior Vice President, General Counsel
and Secretary

March 15, 2001

                                                                         ANNEX A

                            AUDIT COMMITTEE CHARTER
                 (AS AMENDED AND RESTATED ON JANUARY 23, 2001)

     The Board of Directors (the "Board") of Teledyne Technologies Incorporated (the "Corporation") shall appoint the Audit Committee (the "Audit Committee") which should be constituted and have the responsibility and authority as described herein.

Composition

     The Audit Committee shall meet the size, independence and experience requirements of the New York Stock Exchange, as may be in effect from time to time.

Responsibility

     The Audit Committee's primary responsibility shall be to assist the Board in monitoring the integrity of the financial statements of the Corporation and the independence of the Corporation's external auditors.

     In carrying out its responsibility, the Audit Committee shall undertake the following activities:

           1. Recommend to the Board, in advance of the annual meeting of the stockholders, the appointment of the independent auditor to audit the books, records and accounts of the Corporation. Such independent auditor is ultimately accountable to the Board and the Audit Committee, as representatives of the stockholders.

           2. Evaluate the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

           3. Approve the fees to be paid to the independent auditor.

           4. Receive written periodic reports from the independent auditor delineating all relationships between the independent auditor and the Corporation. This report shall be consistent with Independence Standards Board Standard No. 1 regarding the auditor's independence. The Audit Committee shall actively engage in dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor, and if determined by the Audit Committee, recommend that the Board take appropriate action to insure the independence of the auditor.

           5. Meet with the independent auditor prior to the audit to review the planning of the audit.

           6. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Corporation's response to that letter. Such review should include:

             (a) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

             (b) Any changes required in the planned scope of the internal audit.

             (c) The internal audit department responsibilities, budget and staffing related to the preparation of the financial statements.

           7. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

           8. Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934 has been adhered to.

           9. Review the Corporation's annual audited financial statements and the report thereon with the independent auditor and management prior to the publication of such statements.

          10. Review with management and the independent auditor the Corporation's quarterly financial statements prior to the release of quarterly earnings.

          11. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Corporation's financial statements.

          12. Review major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

          13. Meet periodically with management to review the Corporation's major financial risk exposures and the steps that management has taken to monitor and control such exposures.

          14. Review the significant reports to management prepared by the internal auditing department and management's responses.

          15. Meet at least annually with the Chief Financial Officer, the senior internal auditing executive and the independent auditor in separate executive sessions.

          16. Meet at least quarterly with the senior internal auditing executive to discuss internal audits and findings. The senior internal auditing executive shall directly (and separately) report to each of the Chair of the Committee and the Chief Financial Officer of the Corporation. The primary purpose of this dual reporting structure is to assure that Chair of the Audit Committee has direct access to internal audit-related information concerning the Corporation. It reflects the directive that the Corporation's internal auditing department, through the senior internal auditing executive, has responsibility to assure that important audit-related issues are brought to the attention of the Chair of the Audit Committee and ultimately the Audit Committee.

          17. Review with the Corporation's General Counsel legal matters that may have a material impact on the financial statements, the Corporation's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

          18. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Corporation's annual proxy statement.

          19. Prepare the required written confirmation to the New York Stock Exchange at least once a year or upon any changes to the composition of the Audit Committee.

          20. Review and reassess the adequacy of this Charter annually and submit it to the Board for approval.

     The Audit Committee shall meet at least four times a year and make a report to the Board following each meeting. The Audit Committee shall have the authority to retain special legal, accounting or other advisors as it deems necessary.

     While the Audit Committee has the responsibility and authority set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations.

                       TELEDYNE TECHNOLOGIES INCORPORATED
              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS ON APRIL 25, 2001

     The undersigned hereby appoints Robert J. Naglieri, John T. Kuelbs and Melanie S. Cibik and each of them, proxies and attorneys-in fact, with power of substitution in each of them, to vote for and on behalf of the undersigned at the Annual Meeting of Stockholders of Teledyne Technologies Incorporated to be held on April 25, 2001, and at any adjournments thereof, upon matters properly coming before the meeting, as set forth in the Notice of Meeting and Proxy Statement, both of which have been received by the undersigned, and upon all such other matters that may properly be brought before the meeting, as to which the undersigned hereby confers discretionary authority to vote upon said proxies. Without otherwise limiting the general authorization given hereby, said proxies and attorneys-in-fact are instructed to vote as follows:

Comments/Address Change:

           _____________________________________________________________________
           _____________________________________________________________________
           _____________________________________________________________________
           _____________________________________________________________________

           (If applicable, please mark Comment/Address Box on the reverse side.) (If you plan to attend the Annual Meeting, please mark the Will
            Attend Box on the reverse side.)
           (This Proxy continues and must be signed on the reverse side.)

________________________________________________________________________________
                            - FOLD AND DETACH HERE -

                                                                PLEASE MARK
                                                                YOUR VOTES AS
                                                                INDICATED IN
                                                                THIS EXAMPLE [X]

Where a vote is not specified, the proxies will vote the shares represented by the proxy FOR the election of directors and FOR proposal 2 and will vote in accordance with their discretion on such other matters as may properly come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR (1) AND (2).

(1) The election of 3 Class II directors - Nominees:

01 Paul S. Brentlinger                                          WITHHOLD
02 Robert Mehrabian                               FOR           FOR ALL
03 Michael T. Smith                               [ ]             [ ]


Instruction: To withhold for any particular nominee, write such nominee's name on the line below.


(2) Ratification of Appointment of Auditors      FOR    AGAINST   ABSTAIN
                                                 [ ]      [ ]       [ ]


                                                          WILL
If you plan to attend the Annual Meeting,                ATTEND
please mark the WILL ATTEND box.                          [ ]

                                                  YES               NO
       Comments/Address Change on other side.     [ ]               [ ]



           Signature ___________________________________________________
           Signature if held jointly____________________________________
           Date: __________________, 2001

In signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. When shares are in the name of more than one person, each should sign the proxy. PLEASE SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

________________________________________________________________________________
               - FOLD AND DETACH HERE AND READ THE REVERSE SIDE -

                             YOUR VOTE IS IMPORTANT!
                       YOU CAN VOTE IN ONE OF THREE WAYS:

VOTE BY INTERNET: 24 HOURS A DAY, 7 DAYS A WEEK.

     Follow the instructions at our Website Address: www.proxyvoting.com/tdy

                                       OR

    [TELEPHONE GRAPHIC] VOTE BY TELEPHONE OR PROXY CARD [TELEPHONE GRAPHIC]
                          QUICK *** EASY *** IMMEDIATE

VOTE BY PHONE:  FOR U.S. STOCKHOLDERS ONLY, CALL TOLL-FREE 1-800-840-1208.
                ON A TOUCH TONE TELEPHONE 24 HOURS A DAY, 7 DAYS A WEEK.
                THERE IS NO CHARGE TO YOU FOR THIS CALL. HAVE YOUR PROXY CARD IN HAND.

   - You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form.

OPTION 1: To vote as the Board of Directors recommends on ALL PROPOSALS: Press
          1.

WHEN ASKED, PLEASE CONFIRM BY PRESSING 1.

OPTION 2: If you choose to vote on each proposal separately, Press 0. You will hear these instructions:

Proposal 1, Director Election Proposal:  To vote FOR ALL nominees, Press 1, to
                                         WITHHOLD FOR ALL nominees, Press 9.

                                         To WITHHOLD FOR AN INDIVIDUAL nominee,
                                         Press 0 and listen to the instructions.

Proposal 2, Auditor Proposal:            To vote FOR, Press 1, AGAINST, Press 9;
                                         ABSTAIN, Press 0

                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1

 PRESS 1 to consent to view future Annual Reports and Proxy Materials for this account via the Internet.

                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1

                                       OR

VOTE BY PROXY CARD: Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

NOTE: If you voted by Internet or telephone, THERE IS NO NEED TO MAIL BACK your proxy card.

                              THANK YOU FOR VOTING.

 TO VIEW TELEDYNE TECHNOLOGIES' ANNUAL REPORT AND PROXY MATERIALS ONLINE GO TO:
                            WWW.PROXYVOTING.COM/TDY

          CONFIDENTIAL VOTING INSTRUCTION CARD FOR 2001 ANNUAL MEETING

     REQUESTED BY MELLON BANK, N.A., IN CONJUNCTION WITH PROXY SOLICITATION ON BEHALF OF THE BOARD OF DIRECTORS OF TELEDYNE TECHNOLOGIES INCORPORATED

      ALLEGHENY LUDLUM PERSONAL RETIREMENT AND 401(k) SAVINGS ACCOUNT PLAN
                 ALLEGHENY TECHNOLOGIES RETIREMENT SAVINGS PLAN
       SAVINGS AND SECURITY PLAN OF THE LOCKPORT AND WATERBURY FACILITIES
        THE 401(k) SAVINGS ACCOUNT PLAN OF ALLEGHENY LUDLUM CORPORATION
                               (WASHINGTON PLANT)
                              TELEDYNE 401(k) PLAN

         The undersigned hereby directs Mellon Bank, N.A., as the Trustee of the above Plans, to vote the full number of shares of Common Stock allocated to the account of the undersigned under the Plans, at the Annual Meeting of Stockholders of Teledyne Technologies Incorporated on April 25, 2001, and at any adjournments thereof, upon the matters set forth on the reverse of this card, and, in its discretion, upon such other matters as may properly come before the meeting.

PLAN PARTICIPANTS MAY VOTE BY TOLL-FREE TELEPHONE OR INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE REVERSE SIDE. ALTERNATIVELY, PARTICIPANTS MAY VOTE BY COMPLETING, DATING AND SIGNING THIS CARD AND RETURNING IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

IF YOU WISH TO USE THIS CARD TO VOTE YOUR SHARES, PLEASE COMPLETE, DATE AND SIGN ON THE REVERSE SIDE.
________________________________________________________________________________
                            - FOLD AND DETACH HERE -


ALLEGHENY LUDLUM PERSONAL RETIREMENT AND 401(k) SAVINGS ACCOUNT PLAN ALLEGHENY TECHNOLOGIES RETIREMENT SAVINGS PLAN
SAVINGS AND SECURITY PLAN OF THE LOCKPORT AND WATERBURY FACILITIES
THE 401(k) SAVINGS ACCOUNT PLAN OF ALLEGHENY LUDLUM CORPORATION (WASHINGTON
PLANT)
TELEDYNE 401(k) PLAN

As a Plan participant, you have the right to direct Mellon Bank, N.A., as the Plan Trustee, how to vote the shares of Teledyne Technologies Incorporated Common Stock that are allocated to your Plan account and shown on the attached voting instruction card. The Trustee will hold your instructions in complete confidence except as may be necessary to meet legal requirements.

You may vote by telephone, by Internet or by completing, signing and returning the voting instruction card (above). A postage-paid return envelope is enclosed.

The Trustee must receive your voting instructions by April 19, 2001. If the Trustee does not receive your instructions by 5:00 p.m., EDT on April 19, 2001, the plan administrator may instruct the Trustee to vote your shares as the administrator directs.

You will receive a separate set of proxy solicitation materials for any shares of Common Stock you own other than your Plan shares. Your non-plan shares must be voted separately from your Plan shares.

Mellon Bank, N.A., makes no recommendation regarding any voting instruction.

                                                                PLEASE MARK
                                                                YOUR VOTES AS
                                                                INDICATED IN
                                                                THIS EXAMPLE [X]

Where a vote is not specified, the proxies will vote the shares represented by the proxy FOR the election of directors and FOR proposal 2 and will vote in accordance with their discretion on such other matters as may properly come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR (1) AND (2).

(1) Election of 3 Class II Directors - Nominees:

01 Paul S. Brentlinger                                          WITHHOLD
02 Robert Mehrabian                               FOR           FOR ALL
03 Michael T. Smith                               [ ]             [ ]


Instruction: To withhold for any particular nominee, write such nominee's name on the line below.

____________________________________________________


(2) Ratification of Appointment of Auditors      FOR    AGAINST   ABSTAIN
                                                 [ ]      [ ]       [ ]


                                                          WILL
If you plan to attend the Annual Meeting,                ATTEND
please mark the WILL ATTEND box.                          [ ]



Signature _______________________________________________ Date: __________, 2001
          Please sign exactly as your name appears above.


________________________________________________________________________________
               - FOLD AND DETACH HERE AND READ THE REVERSE SIDE -

                             YOUR VOTE IS IMPORTANT!
                       YOU CAN VOTE IN ONE OF THREE WAYS:

VOTE BY INTERNET: 24 HOURS A DAY, 7 DAYS A WEEK.

     Follow the instructions at Teledyne Technologies Website Address:
                            www.proxyvoting.com/tdy

                                       OR

    [TELEPHONE GRAPHIC] VOTE BY TELEPHONE OR PROXY CARD [TELEPHONE GRAPHIC]
                          QUICK *** EASY *** IMMEDIATE

VOTE BY PHONE:  FOR U.S. STOCKHOLDERS ONLY, CALL TOLL-FREE 1-800-840-1208.
                ON A TOUCH TONE TELEPHONE 24 HOURS A DAY, 7 DAYS A WEEK.
                THERE IS NO CHARGE TO YOU FOR THIS CALL. HAVE YOUR PROXY CARD IN HAND.

   - You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form.

OPTION 1: To vote as the Board of Directors recommends on ALL PROPOSALS:
          Press 1.

WHEN ASKED, PLEASE CONFIRM BY PRESSING 1.

OPTION 2: If you choose to vote on each proposal separately, Press 0. You will hear these instructions:

Proposal 1, Director Election Proposal:  To vote FOR ALL nominees, Press 1, to
                                         WITHHOLD FOR ALL nominees, Press 9.

                                         To WITHHOLD FOR AN INDIVIDUAL nominee,
                                         Press 0 and listen to the instructions.

Proposal 2, Auditor Proposal:            To vote FOR, Press 1, AGAINST, Press 9;
                                         ABSTAIN, Press 0

                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1

 PRESS 1 to consent to view future Annual Reports and Proxy Materials for this account via the Internet.

                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1

                                       OR

VOTE BY PROXY CARD: Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

NOTE: If you voted by Internet or telephone, THERE IS NO NEED TO MAIL BACK your proxy card.

                              THANK YOU FOR VOTING.

 TO VIEW TELEDYNE TECHNOLOGIES' ANNUAL REPORT AND PROXY MATERIALS ONLINE GO TO:
                            WWW.PROXYVOTING.COM/TDY

                       TELEDYNE TECHNOLOGIES INCORPORATED
                 VOTING INSTRUCTION CARD FOR 2001 ANNUAL MEETING
                SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                       TELEDYNE TECHNOLOGIES INCORPORATED
                     WATER PIK TECHNOLOGIES RETIREMENT PLAN

         The undersigned hereby directs the Trustee of the above Plan to vote the full number of shares of Common Stock allocated to the account of the undersigned under the Plan, at the Annual Meeting of Stockholders of Teledyne Technologies Incorporated on April 25, 2001, and at any adjournments thereof, upon the matters set forth on the reverse of this card, and, in its discretion, upon such other matters as may properly come before the meeting.

PLAN PARTICIPANTS MAY VOTE BY TOLL-FREE TELEPHONE OR INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE REVERSE SIDE. ALTERNATIVELY, PARTICIPANTS MAY VOTE BY COMPLETING, DATING AND SIGNING THIS CARD AND RETURNING IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

IF YOU WISH TO USE THIS CARD TO VOTE YOUR SHARES, PLEASE COMPLETE, DATE AND SIGN ON THE REVERSE SIDE.

________________________________________________________________________________
                            - FOLD AND DETACH HERE -

                                              [TELEDYNE TECHNOLOGIES LOGO]
                                              2049 Century Park East, Suite 1500
                                              Los Angeles, California 90067-3101


WATER PIK TECHNOLOGIES RETIREMENT PLAN

As a Plan participant, you have the right to direct the Plan Trustee how to vote the shares of Teledyne Technologies Incorporated Common Stock that are allocated to your Plan account and shown on the attached voting instruction card. The Trustee will hold your instructions in complete confidence except as may be necessary to meet legal requirements.

You may vote by telephone, by Internet or by completing, signing and returning the voting instruction card (above). A postage-paid return envelope is enclosed.

The Trustee must receive your voting instructions by April 19, 2001. If the Trustee does not receive your instructions by April 19, 2001, your shares will not be voted.

You will receive a separate set of proxy solicitation materials for any shares of Common Stock you own other than your Plan shares. Your non-plan shares must be voted separately from your Plan shares.

                                                                PLEASE MARK
                                                                YOUR VOTES AS
                                                                INDICATED IN
                                                                THIS EXAMPLE [X]

Where a vote is not specified, the proxies will vote the shares represented by the proxy FOR the election of directors and FOR proposal 2 and will vote in accordance with their discretion on such other matters as may properly come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR (1) AND (2).

(1) Election of 3 Class II Directors - Nominees:

01 Paul S. Brentlinger                                          WITHHOLD
02 Robert Mehrabian                               FOR           FOR ALL
03 Michael T. Smith                               [ ]             [ ]


Instruction: To withhold for any particular nominee, write such nominee's name on the line below.

____________________________________________________


(2) Ratification of Appointment of Auditors      FOR    AGAINST   ABSTAIN
                                                 [ ]      [ ]       [ ]


                                                          WILL
If you plan to attend the Annual Meeting,                ATTEND
please mark the WILL ATTEND box.                          [ ]



Signature _______________________________________________ Date: __________, 2001
          Please sign exactly as your name appears above.


________________________________________________________________________________
               - FOLD AND DETACH HERE AND READ THE REVERSE SIDE -

                             YOUR VOTE IS IMPORTANT!
                       YOU CAN VOTE IN ONE OF THREE WAYS:

VOTE BY INTERNET: 24 HOURS A DAY, 7 DAYS A WEEK.

     Follow the instructions at Teledyne Technologies Website Address:
                            www.proxyvoting.com/tdy

                                       OR

    [TELEPHONE GRAPHIC] VOTE BY TELEPHONE OR PROXY CARD [TELEPHONE GRAPHIC]
                          QUICK *** EASY *** IMMEDIATE

VOTE BY PHONE:  FOR U.S. STOCKHOLDERS ONLY, CALL TOLL-FREE 1-800-840-1208.
                ON A TOUCH TONE TELEPHONE 24 HOURS A DAY, 7 DAYS A WEEK.
                THERE IS NO CHARGE TO YOU FOR THIS CALL. HAVE YOUR PROXY CARD IN HAND.

   - You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form.

OPTION 1: To vote as the Board of Directors recommends on ALL PROPOSALS:
          Press 1.

WHEN ASKED, PLEASE CONFIRM BY PRESSING 1.

OPTION 2: If you choose to vote on each proposal separately, Press 0. You will hear these instructions:

Proposal 1, Director Election Proposal:  To vote FOR ALL nominees, Press 1, to
                                         WITHHOLD FOR ALL nominees, Press 9.

                                         To WITHHOLD FOR AN INDIVIDUAL nominee,
                                         Press 0 and listen to the instructions.

Proposal 2, Auditor Proposal:            To vote FOR, Press 1, AGAINST, Press 9;
                                         ABSTAIN, Press 0

                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1

 PRESS 1 to consent to view future Annual Reports and Proxy Materials for this account via the Internet.

                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1

                                       OR

VOTE BY PROXY CARD: Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

NOTE: If you voted by Internet or telephone, THERE IS NO NEED TO MAIL BACK your proxy card.

                              THANK YOU FOR VOTING.

 TO VIEW TELEDYNE TECHNOLOGIES' ANNUAL REPORT AND PROXY MATERIALS ONLINE GO TO:
                            WWW.PROXYVOTING.COM/TDY

                       TELEDYNE TECHNOLOGIES INCORPORATED
                 VOTING INSTRUCTION CARD FOR 2001 ANNUAL MEETING

                SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                       TELEDYNE TECHNOLOGIES INCORPORATED
                 TELEDYNE TECHNOLOGIES INCORPORATED 401(k) PLAN

         The undersigned hereby directs the Trustee of the above Plan to vote the full number of shares of Common Stock allocated to the account of the undersigned under the Plan, at the Annual Meeting of Stockholders of Teledyne Technologies Incorporated on April 25, 2001, and at any adjournments thereof, upon the matters set forth on the reverse of this card, and, in its discretion, upon such other matters as may properly come before the meeting.

PLAN PARTICIPANTS MAY VOTE BY TOLL-FREE TELEPHONE OR INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE REVERSE SIDE. ALTERNATIVELY, PARTICIPANTS MAY VOTE BY COMPLETING, DATING AND SIGNING THIS CARD AND RETURNING IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

IF YOU WISH TO USE THIS CARD TO VOTE YOUR SHARES, PLEASE COMPLETE, DATE AND SIGN ON THE REVERSE SIDE.

________________________________________________________________________________
                            - FOLD AND DETACH HERE -

                                              [TELEDYNE TECHNOLOGIES LOGO]
                                              2049 Century Park East, Suite 1500
                                              Los Angeles, California 90067-3101


TELEDYNE TECHNOLOGIES INCORPORATED 401(k) PLAN

As a Plan participant, you have the right to direct the Plan Trustee how to vote the shares of Teledyne Technologies Incorporated Common Stock that are allocated to your Plan account and shown on the attached voting instruction card. The Trustee will hold your instructions in complete confidence except as may be necessary to meet legal requirements.

You may vote by telephone, by Internet or by completing, signing and returning the voting instruction card (above). A postage-paid return envelope is enclosed.

The Trustee must receive your voting instructions by April 19, 2001. If the Trustee does not receive your instructions by April 19, 2001, your shares will not be voted.

You will receive a separate set of proxy solicitation materials for any shares of Common Stock you own other than your Plan shares. Your non-plan shares must be voted separately from your Plan shares.

                                                                PLEASE MARK
                                                                YOUR VOTES AS
                                                                INDICATED IN
                                                                THIS EXAMPLE [X]

Where a vote is not specified, the proxies will vote the shares represented by the proxy FOR the election of directors and FOR proposal 2 and will vote in accordance with their discretion on such other matters as may properly come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR (1) AND (2).

(1) Election of 3 Class II Directors - Nominees:

01 Paul S. Brentlinger                                          WITHHOLD
02 Robert Mehrabian                               FOR           FOR ALL
03 Michael T. Smith                               [ ]             [ ]


Instruction: To withhold for any particular nominee, write such nominee's name on the line below.

____________________________________________________


(2) Ratification of Appointment of Auditors      FOR    AGAINST   ABSTAIN
                                                 [ ]      [ ]       [ ]


                                                          WILL
If you plan to attend the Annual Meeting,                ATTEND
please mark the WILL ATTEND box.                          [ ]



Signature _______________________________________________ Date: __________, 2001
          Please sign exactly as your name appears above.


________________________________________________________________________________
               - FOLD AND DETACH HERE AND READ THE REVERSE SIDE -

                             YOUR VOTE IS IMPORTANT!
                       YOU CAN VOTE IN ONE OF THREE WAYS:

VOTE BY INTERNET: 24 HOURS A DAY, 7 DAYS A WEEK.

     Follow the instructions at Teledyne Technologies Website Address:
                            www.proxyvoting.com/tdy

                                       OR

    [TELEPHONE GRAPHIC] VOTE BY TELEPHONE OR PROXY CARD [TELEPHONE GRAPHIC]
                          QUICK *** EASY *** IMMEDIATE

VOTE BY PHONE:  FOR U.S. STOCKHOLDERS ONLY, CALL TOLL-FREE 1-800-840-1208.
                ON A TOUCH TONE TELEPHONE 24 HOURS A DAY, 7 DAYS A WEEK.
                THERE IS NO CHARGE TO YOU FOR THIS CALL. HAVE YOUR PROXY CARD IN HAND.

   - You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form.

OPTION 1: To vote as the Board of Directors recommends on ALL PROPOSALS:
          Press 1.

WHEN ASKED, PLEASE CONFIRM BY PRESSING 1.

OPTION 2: If you choose to vote on each proposal separately, Press 0. You will hear these instructions:

Proposal 1, Director Election Proposal:  To vote FOR ALL nominees, Press 1, to
                                         WITHHOLD FOR ALL nominees, Press 9.

                                         To WITHHOLD FOR AN INDIVIDUAL nominee,
                                         Press 0 and listen to the instructions.

Proposal 2, Auditor Proposal:            To vote FOR, Press 1, AGAINST, Press 9;
                                         ABSTAIN, Press 0

                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1

 PRESS 1 to consent to view future Annual Reports and Proxy Materials for this account via the Internet.

                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1

                                       OR

VOTE BY PROXY CARD: Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

NOTE: If you voted by Internet or telephone, THERE IS NO NEED TO MAIL BACK your proxy card.

                              THANK YOU FOR VOTING.

 TO VIEW TELEDYNE TECHNOLOGIES' ANNUAL REPORT AND PROXY MATERIALS ONLINE GO TO:
                            WWW.PROXYVOTING.COM/TDY